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                                                                  EXHIBIT 23.02


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorpoation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1996, relating to the financial statements of CFX, Inc., which appear in the Company's Registration Statement on Form S-1. We also consent to the references to us under the headings "Experts."



/s/ Madsen, Snapp, Mena, Rodriguez & Co., P.A

Madsen, Snapp, Mena, Rodriguez & Co., P.A
Plantation, Florida
November 7, 1997